UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): December 8, 2005 (October 26, 2005)
WINDROSE MEDICAL PROPERTIES TRUST
(Exact name of registrant as specified in its charter)

Maryland	001-31375	35-216691
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)
3502 Woodview Trace, Suite 210
Indianapolis, Indiana 46268
(Address and zip code of
principal executive offices)
Registrant’s telephone number, including area code: (317) 860-8180
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting materials pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note: On November 1, 2005, Windrose Medical Properties Trust (the “Company”) filed a Current Report on Form 8-K announcing the entry by the Company into definitive material agreements to acquire 22 office properties from Medical Office Portfolio Limited Partnership and related or affiliated entities (the “Seller”). As of December 7, 2005, the Company has completed the acquisition of 19 of the 22 properties. The completed acquisitions are described in more detail below. The Company is filing this Current Report on Form 8-K for purposes of providing the disclosure required by Item 2.01 and 2.03 of Form 8-K.
Item 2.01. Completion of Acquisition or Disposition of Assets.
     On November 7, 2005, the Company completed the acquisition of the properties known as Southpointe Medical Center (“Southpointe”) and Atrium Office Park (“Atrium”). Southpointe and Atrium are both located in Plantation, Florida.
     On November 10, 2005, the Company completed the acquisition of the properties known as Osler Medical Center Pavilion (“Osler”), located in Palm Bay, Florida, JFK Medical Pavilion I at Palm Springs (“JFK I”), located in Palm Springs, Florida, and Edinburg Regional Medical Center (“Edinburg”), located in Edinburg, Texas.
     On November 17 and 18, 2005, the Company completed the acquisition of all of the equity interests of the entities that own the following properties: Aberdeen I (“Aberdeen I”), located in Boynton Beach, Florida, G&L Ranes Children’s Pavilion (“Northside”), located in West Palm Beach, Florida, St. Mary’s Pavilion (“Southside”), located in West Palm Beach, Florida, Professional Center V (“Professional Center V”), located in West Palm Beach, Florida, West Tower at Doctor’s Hospital (“West Tower”), located in Dallas, Texas, and Sierra Providence East Side Center (“Sierra Providence”), located in El Paso, Texas. Also on November 17, 2005, the Company completed the acquisition of the property known as Workplace Professional Center I (“WPC I”), which is located in Jupiter, Florida.
     On November 22, 2005, the Company completed the acquisition of the property known as Congress Professional Center II (“Congress II”), located in Palm Springs, Florida.
     On November 29, 2005, the Company completed the acquisition of the property known as Aberdeen II (“Aberdeen II”), located in Boynton Beach, Florida.
     On December 2, 2005, the Company completed the acquisition of the properties known as Columbia Medical Plaza (“Columbia”), located in West Palm Beach, Florida, Professional Center III (“Professional Center III”), located in West Palm Beach, Florida, Professional Center IV (“Professional Center IV”), located in West Palm Beach, Florida, West Boca Medical Arts Pavilion II (“West Boca”), located in Boca Raton, Florida, Santa Anita Medical Plaza (“Santa Anita”), located in Arcadia, California.
     The aggregate consideration paid for these 19 properties was approximately $211 million, consisting of the assumption of approximately $138 million in existing mortgage debt secured by the properties and approximately $73 million in cash drawn from the Company’s available cash balances and borrowings under the Company’s senior secured credit facility and net proceeds from the Company’s offering of common shares that was completed on November 28, 2005. The following table sets forth certain approximate information regarding the 19 properties.

			Principal
			Balance of
		Occupancy	Assumed
	Rentable	as of	Mortgage Debt
Property	Square Feet	Sept. 30, 2005	(millions)
WPC I	40,396	100.0%	$7.9

Aberdeen I	25,565	100.0%	$5.0

Northside	35,409	100.0%	$8.0

Southside	35,431	100.0%	$7.4

Professional Center V	17,790	100.0%	$2.8

West Tower	92,931	100.0%	$16.8

Sierra Providence	77,870	86.8%	$11.2

Osler	17,790	89.8%	$2.1

JFK I	17,738	100.0%	$3.0

Edinburg	52,068	74.1%	$6.5

Southpointe	47,000	100.0%	$10.0

Atrium	98,500	89.0	$10.7

Aberdeen II	25,685	100.0	$4.7

Columbia	43,797	100.0	$6.6

Congress II	26,849	100.0	$3.3

Professional Center III	23,300	100.0	$3.6

Professional Center IV	17,738	100.0	$2.9

West Boca	70,235	87.6	$15.0

			Principal
			Balance of
		Occupancy	Assumed
	Rentable	as of	Mortgage Debt
Property	Square Feet	Sept. 30, 2005	(millions)
Santa Anita	86,764	100.0	$11.0

Total			$138.1
     The Company expects to complete the acquisition of the remaining three properties in the 22 property portfolio in the fourth quarter of 2005, with total consideration for the remaining three properties anticipated to be approximately $30.3 million, excluding the transaction related expenses and potential defeasance costs, comprised of a combination of the expected assumption by the Company of approximately $20.5 million if existing mortgage debt and the balance in cash.
Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off Balance Sheet Arrangement of a Registrant.
     In connection with the Company’s acquisition of the Properties described above in Item 2.01, the Company, through its subsidiaries, assumed approximately $138 million of existing first mortgage debt with respect to 19 acquired properties. The following table sets forth certain approximate information regarding the terms of the existing mortgage debt assumed by the Company and secured by the 19 properties:

	Principal
	Balance of
	Assumed	Annual	Amortization
Property	Mortgage Debt	Interest Rate	Period	Maturity Date
WPC I	$7.9	5.30%	30 years	August 1, 2016

Aberdeen I	$5.0	6.02%	30 years	November 1, 2013

Northside	$8.0	5.64	25 years	June 13, 2014

Southside	$7.4	5.64	25 years	June 13, 2014

Professional Center V	$2.8	LIBOR + 3.05	25 years	November 1, 2006

West Tower	$16.8	5.30	30 years	August 1, 2015

Sierra Providence	$11.2	5.30	30 years	November 1, 2015

Osler	$2.1	5.30	30 years	August 1, 2015

	Principal
	Balance of
	Assumed	Annual	Amortization
Property	Mortgage Debt	Interest Rate	Period	Maturity Date
JFK I	$3.0	5.30	30 years	August 1, 2015

Edinburg	$6.5	5.30	30 years	September 1, 2015

Southpointe	$10.0	4.89	30 years	August 1, 2015

Atrium	$10.7	5.12	30 years	August 1, 2015

Aberdeen II	$4.5	6.02	30 years	November 1, 2013

Columbia	$6.6	6.02	30 years	November 1, 2013

Congress II	$3.3	8.16	28 years	November 11, 2010

Professional Center III	$3.6	5.39	30 years	November 1, 2008

Professional Center IV	$2.9	6.02	30 years	November 1, 2013

West Boca	$15.0	6.02	30 years	November 1, 2013

Santa Anita	$11.0	6.02	30 years	November 1, 2013
     In accordance with the terms of the mortgage loan agreements, payment of the individual loans may be accelerated at the option of the lenders in the event of certain events of default. Events of default include, but are not limited to, nonpayment of monthly principal and interest by the due date, nonpayment of outstanding principal balance and accrued interest on the maturity date and the occurrence of any breach or default in the performance of any of the covenants or agreements made by the Company to the lenders.
     Except for the mortgage loan secured by Professional Center V, which may be prepaid by the Company at any time, the other mortgage loans contain customary prepayment provisions that restrict the Company’s ability to prepay or defease the mortgage loans secured by the other properties.
Item 7.01. Regulation FD Disclosure
     On December 5, 2005, the Company issued a press release entitled “Windrose Medical Properties Trust Acquires Six Medical Office Buildings for $69.2 Million as Part of Previously

Announced 22 Property Portfolio Acquisition.” This press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated by reference herein.
     In accordance with General Instructions B.2 and B.6 of Form 8-K, the information included in Item 7.01 of this Current Report on Form 8-K (including Exhibit 99.1 described in Item 7.01), shall not be deemed “filed” for the purposes of Section 18 of the Securities Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing made by the Company under the Exchange Act or Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.
Item 9.01. Financial Statements and Exhibits
     (c) Exhibits. The following exhibit is being furnished with this Current Report on Form 8-K.
99.1	Press Release dated December 5, 2005.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WINDROSE MEDICAL PROPERTIES TRUST (Registrant)

Date: December 8, 2005	By:	/s/ Daniel R. Loftus

Daniel R. Loftus
Executive Vice President, Secretary and General Counsel

WINDROSE MEDICAL PROPERTIES TRUST
INDEX TO EXHIBITS

No.	Description

99.1	Press Release dated December 5, 2005.